Exhibit 10.22(a)

AMENDMENT NO. 1 TO THE
AIRCRAFT LEASE AND
PURCHASE OPTION AGREEMENT

This AMENDMENT NO. I TO THE AIRCRAFT LEASE AND PURCHASE OPTION AGREEMENT (this “Amendment”) is made as of October 11, 2011 (the “Effective Date”) by and between

Erickson Air-Crane Incorporated, a company organized and existing under the laws of the State of Delaware, United States of America, with its principal place of business at 5550 SW Macadam Avenue, Suite 200, Portland, Oregon 97239 (“Lessor”), and

HRT Netherlands B.V., a company organized and existing under the laws of the Netherlands with its principal place of business at Strawinskylaan 3105 Atrium, 1077ZX, Amsterdam, the Netherlands (“Lessee” or “HRT”).

RECITALS

WHEREAS, as security for loans made to the Lessor by certain lenders, Lessor, as grantor, and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), entered into the Aircraft Security Agreement, dated as of June 24.  2010 (the “U.S. Mortgage”):

WHEREAS, Lessor and Lessee entered into the Aircraft Lease and Purchase Option Agreement on August 1, 2011 (the “Lease”);

WHEREAS, contemporaneously herewith, Lessor and Administrative Agent are entering into that certain First Priority Aircraft Mortgage Agreement, dated as of October 11,

ADITIVO N° 1 AO CONTRATO DE
ARRENDAMENTO DE AERONAVE
E OPÇÃO DE COMPRA

Este ADITIVO N° l AO CONTRATO DE ARRENDAMENTO DE AERONAVE E OPÇÃO DE COMPRA (este “Aditivo”) é celebrado a partir de 11 de outubro de 2011 (“Data de Vigência”) por e entre

Erickson Air-Crane Incorporated, sociedade constituída e existente sob as leis do Estado de Delaware, Estados Unidos da América, com sede em 5550 SW Macadam Avenue, sala 200, Portland, Oregon 97239 (‘‘Arrendante”), e

HRT Netherlands B.V., sociedade constituída e existente sob as leis da Holanda, com sede em Strawnskylaan 3105 Atrium, 1077ZX, Amsterdã, Holanda (“Arrendatária” ou “HRT”).

CONSIDERANDOS

CONSIDERANDO que, como garantia pelos empréstimos fornecidos para o Arrendante por certos credores, o Arrendante, na qualidade de outorgante, e a Wells Fargo Bank, National Association, na qualidade de agente administrativo (“Agente Administrativo”), celebraram o Contrato de Garantia sobre Aeronave, datado de 24 de junho de 2010 (“Hipoteca Norte-Americana”);

CONSIDERANDO que o Arrendante e a Arrendatária celebraram o Contrato de Arrendamento de Aeronave e Opção de Compra em 1° de agosto de 2011 (‘‘Arrendamento”):

CONSIDERANDO que, simultaneamente ao presente contrato, o Arrendante e o Agente Administrativo estão celebrando uma Hipoteca de Primeiro Grau

[***]  This confidential material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

2011 (the “Brazilian Mortgage”), pursuant to which Lessor shall grant to Administrative Agent a first-priority perfected mortgage in and on the Aircraft (including, without limitation, all rights, titles and interests of Lessor in or relating to the Aircraft), it being the intention of Lessor and Administrative Agent to maintain the current position of Administrative Agent, as provided for in the U.S. Mortgage, in respect of the Aircraft after such Aircraft is de-registered from the United States aircraft registry and re-registered on the Brazil aircraft registry, as contemplated in the Lease; and

WHEREAS, the parties hereto desire to amend the Lease in accordance with Section 16.6 of the Lease, to better reflect the rights of the Administrative Agent under the U.S. Mortgage and the Brazilian Mortgage, and the rights of Lessee under the Lease;

NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree, as between themselves and additionally for the express benefit of the Administrative Agent, as follows:

SECTION 1. DEFINITIONS AND CONSTRUCTION.

Capitalized terms used, but not defined herein, shall have the respective meanings ascribed thereto in the Lease.

sobre Aeronave, datada de 11 de outubro de 2011 (“Hipoteca Brasileira”), nos termos da qual o Arrendante deverá conceder ao Agente Administrativo uma hipoteca de primeiro grau sobre a Aeronave (incluindo, sem limitação, todos os direitos, títulos e interesses do Arrendante sobre ou relacionados à Aeronave), sendo a intenção do Arrendante e do Agente Administrativo manter a posição atual de Agente Administrativo conforme previsto na Hipoteca Norte-Americana, com relação à Aeronave tão logo tal Aeronave seja desregistrada do registro de aeronaves dos Estados Unidos da América e registrada no registro de aeronaves do Brasil, conforme estabelecido no Arrendamento; e

CONSIDERANDO que as partes desejam aditar o Arrendamento conforme a Cláusula 16.6 do Arrendamento, de modo a melhor refletir os direitos do Agente Administrativo de acordoe com a Hipoteca Norte-Americana com a Hipoteca Brasileria, e os direitos da Arrendatária no Arrendamento;

ISTO POSTO, em consideração às premissas acima e às garantias mútuas contidas neste instrumento, e para outras boas e valiosas considerações, cujas aceitações e adequações são aqui reconhecidas, as partes, com a intenção de se obrigarem mutuamente, concordam, entre si e adicionalmente, para o expresso benefício do Agente Administrativo, conforme abaixo:

CLÁUSULA 1. DEFINIÇÕES E INTERPRETAÇÃO.

Termos em maiúsculas utilizados, mas não definidos neste instrumento, terão os significados atribuídos aos mesmos no

In this Amendment, unless explicitly stated to the contrary, a reference to:

(i)            each of “Lessor” or “Lessee” or any other person includes without prejudice to the provisions of this Amendment any successors to it and any permitted assignees;

(ii)           words importing the plural shall include the singular and vice versa;

(iii)          any document shall include that document as amended or supplemented from time to time in accordance with the terms of the Lease and this Amendment; and

(iv)          a Section, Schedule or an Annex is a reference to a section, schedule or to an annex to this Amendment.

SECTION 2. AMENDMENTS TO THE LEASE.

(a)           In the Recitals, the date of “August 1, 2011”, as it appears in the second “WHEREAS” Clause is hereby deleted and there is inserted, in lieu thereof, the date “September 1, 2011”, and the date of “December 15, 2011”, as it appears in the second “WHEREAS” Clause is hereby deleted and there is inserted, in lieu thereof, the date “January 15, 2012.”

(b)           Clause 2 of the Lease is hereby amended by adding a new Clause 2.4, as follows:

“2.4 Lessee and Lessor hereby agree, for themselves and additionally for the express benefit of the Administrative Agent, that, notwithstanding any other terms and provisions of this Lease, in the event that Lessor fails to perform any of its obligations

Arrendamento.

Neste Aditivo, salvo manifestação expressa em contrário, uma referência a:

(i)            “Arrendante” ou “Arrendatária” ou qualquer outra pessoa inclui, sem prejuízo das disposições deste Aditamento quaisquer sucessores e quaisquer cessionários autorizados;

(ii)           palavras no plural deverão incluir o singular e vice-versa;

(iii)          qualquer documento deverá incluir esse documento conforme alterado ou complementado de tempos em tempos nos termos do Arrendamento e deste Aditivo, e

(iv)          uma Cláusula, cronograma ou Anexo deverá ser uma referência a uma cláusula, cronograma ou anexo deste Aditivo.

CLÁUSULA 2. ALTERAÇÕES NO ARRENDAMENTO

(a)           Nos Considerandos, a data de “1° de agosto de 2011”, como aparece no segundo “CONSIDERANDO” é neste ato excluída e é incluída, em seu lugar, a data 1° de setembro de 2011” e a data de “15 de dezembro de 2011”, como aparece no segundo “CONSIDERANDO” é neste ato excluída e é incluída, em seu lugar, a data “15 de janeiro de 2012.”

(b)           A Cláusula 2 do Arrendamento fica neste ato alterada com a inclusão de uma nova Cláusula 2,4, conforme abaixo:

“2.4 A Arrendatária e o Arrendante concordam neste ato, entre si e adicionalmente, em expresso benefício do Agente Administrativo, que, não obstante os termos e disposições do Arrendamento, na hipótese de o Arrendante descumprir quaisquer de suas obrigações under the U.S. Mortgage or the Credit Agreement (as defined in the U.S. Mortgage) or under the Brazilian Mortgage, then the Administrative Agent shall be entitled unilaterally and its sole discretion, to terminate the Lease, to take possession of the Aircraft, and to exercise all of its other rights and remedies, whether under contract or at law, it being understood and agreed that the rights of Lessor and Lessee under or in connection with this Lease shall in all respects be subject and subordinate to the rights of the Administrative Agent under the U.S. Mortgage and the Credit Agreement (as defined in the U.S. Mortgage) and under the Brazilian Mortgage; provided, however, that the Administrative Agent shall not terminate the Lease, or take possession of the Aircraft, or otherwise exercise its rights and remedies under the U.S. Mortgage and the Credit Agreement (as defined in the U.S. Mortgage) or under the Brazilian Mortgage if the same would interfere with the quiet enjoyment of the Aircraft by Lessee under the Lease, (i) at any time prior to the date that is thirty-one (31) days from and after the date upon which the Lessee exercises its Purchase Option under and in accordance with Section 9 hereof, or (ii) if the Lessee does not so exercise its Purchase Option on or prior to January 15, 2012, at any time prior to January 16, 2012; it being further understood and agreed that if Lessee exercises its Purchase Option and the purchase of the Aircraft is consummated and completed within a period of thirty (30) days from and after the date upon which the Purchase Option is exercised, and the proceeds payable by Lessee to Lessor upon Lessee’s purchase of the Aircraft are paid by wire transfer of immediately available United States Dollars to the escrow agent appointed pursuant to clause 9.7 hereof and, pursuant to such escrow agreement, to Lessor’s loan account, relating to the Credit Agreement, at Wells Fargo Bank, N.A., as specified in writing by the Administrative Agent to Lessor, Lessee and such escrow agent, then the Administrative previstas na Hipoteca Norte-Americana ou no Contrato de Empréstimo (conforme definido na Hipoteca Norte-Americana), ou na Hipoteca Brasileira, o Agente Administrativo terá o direito de, unilateralmente e ao seu exclusivo critério, rescindir o Arrendamento, tomar posse da Aeronave e exercer todos os demais direitos e medidas, previstos no contrato ou na lei, ficando certo e acordado que os direitos do Arrendante e da Arrendatária previstos ou relacionados a este Arrendamento deverão em todos os aspectos estar sujeitos e subordinados aos direitos do Agente Administrativo na Hipoteca Norte-Americana e no Contrato de Empréstimo (conforme definido na Hipoteca Norte-Americana) e na Hipoteca Brasileira; ressalvado que o Agente Administrativo não deverá rescindir o Arrendamento, ou tomar posse da Aeronave, ou de outra forma exercer seus direitos e medidas previstos na Hipoteca Norte-Americana e no Contrato de Empréstimo (conforme definido na Hipoteca Norte-Americana) ou na Hipoteca Brasileira, caso a mesma interfira no uso pacífico da Aeronave pela Arrendatária no Arrendamento, (i) a qualquer momento antes da data correspondente a 31 (trinta e um) dias a partir e depois da data em que a Arrendatária exerceça sua Opção de Compra nos termos e de acordo com o Artigo q deste instrumento, ou (ii) caso a Arrendatária não exerça a Opção de Compra em ou até 15 janeiro de 2012, a qualquer momento até 16 de janeiro de 2012; ficando ainda estabelecido e acordado que caso a Arrendatária exerça sua Opção de Compra e a aquisição da Aeronave seja consumada e concluída dentro do prazo de 30 (trinta) dias a partir e depois da data em que a Opção de Compra foi exercida, e os rendimentos a serem pagos pela Arrendatária para o Arrendante após a compra da Aeronave pela Arrendatária sejam pagos por transferência eletrônica de dólares norte-americanos imediatamente disponíveis para o agente depositário nomeado conforme a cláusula 9.7 deste instrumento e, conforme tal contrato de depósito em garantia,

Agent shall have no further rights in the Aircraft (whether under the U.S. Mortgage and the Credit Agreement (as defined in the U.S. Mortgage) or under the Brazilian Mortgage), as contemplated in Section 52(e) of Attachment B hereto.  Lessee and Lessor further agree that the Administrative Agent shall have no obligation or liability of any nature whatsoever to either Lessor or Lessee in the event that the Administrative Agent exercises its rights as set forth in this Clause 2.4; provided that nothing set forth herein shall be construed to waive, release or otherwise limit any claim or action that may be brought by Lessee against Lessor in such event.”

(c)           Clause 3.1 of the Lease is hereby amended (i) by deleting the date “August 1, 2011” and inserting in lieu thereof the date “September 1, 2011”, and (ii) by deleting the date “December 15, 2011” and inserting in lieu thereof the words”, and including, January 15, 2012, in the event that the Purchase Option is not exercised in accordance with Clause 9.5 hereof, or (ii) if the Purchase Option is so exercised in accordance with Clause 9.5 hereof, on the date that is thirty (30) days from and after the date upon which such Purchase Option is so exercised.”.

(d)           Clause 5 of the Lease is hereby amended by adding a new Clause 5.5, as follows:

“5-5 Notwithstanding the foregoing, in the event that Lessee exercises its Purchase Option para a conta de empréstimo do Arrendante, com relação ao Contrato de Empréstimo, na Wells Fargo Bank, N.A., conforme especificado por escrito pelo Agente Administrativo para o Arrendante, para a Arrendatária e para tal agente depositário, então o Agente Administrativo não mais possuirá direitos sobre a Aeronave (nem na Hipoteca Norte-Americana e no Contrato de Empréstimo (conforme definido na Hipoteca Norte-Americana) ou na Hipoteca Brasileira), conforme estabelecido na Cláusula 52(e) do Anexo B deste instrumento.  A Arrendatária e o Arrendante concordam ainda que o Agente Administrativo não deverá ter nenhuma obrigação ou responsabilidade de qualquer natureza perante à Arrendante e à Arrendatária caso o Agente Administrativo exerça seus direitos previstos nesta Cláusula 2.4; ressalvado que nenhuma determinação aqui prevista será interpretada como renúncia, liberação ou limitação à qualquer pretensão ou ação que possa ser interposta pela Arrendatária contra o Arrendante por tal razão

(c)           A Cláusula 3.1 do Arrendamento fica neste ato alterada (i) pela exclusão da data “1° de agosto de 2011” e inserção em seu lugar da data “1° de setembro de 2011”, e (ii) pela exclusão da data “15 de dezembro de 2011” e inserção em seu lugar das palavras”, e inclusive, 15 de janeiro de 2012, na hipótese em que a Opção de Compra não seja exercida conforme a Cláusula 9.5 deste instrumento, ou (ii) caso a Opção de Compra seja exercida conforme a Cláusula 9.5 deste instrumento, na data correspondente a 30 (trinta) dias a partir e depois da data a partir da qual tal Opção de Compra for exercida.”.

(d)           A Cláusula 5 do Arrendamento fica neste ato alterada com a inclusão de uma nova Cláusula 5.5, conforme abaixo:

“5.5 Não obstante o exposto acima, na hipótese de a Arrendatária exercer seu Direito de and Lessor does not timely sell the Aircraft to Lessee with good and marketable title, free and clear of any and all Liens (as defined in Section 1.1.17 of Attachment B hereto), as required under Section 5.2(e) of Attachment B hereto, (a “Lessor Non-Sale Event”).  Lessor promptly shall return to Lessee at:

[***]

the full Deposit in the amount of USD $[***] (the “Lessor Return Payment”).”

(e)           Clause 6 of the Lease is hereby amended by adding the following language as new Clause 6.4:

“Upon (1) the occurrence of a Lessor Non-Sale Event and (2) the receipt by Lessee from the Lessor of the Lessor Return Payment, Lessee agrees:

(i)            (I) to facilitate, expedite and cooperate with Lessor and the Administrative Agent in securing the de-registration of the Aircraft from the RAB, and (II) to take any and all action reasonably requested in writing by the Administrative Agent and required or advisable in connection with any exportation of the Aircraft out of Brazil to a redelivery location specified by the Administrative Agent, including, appearing in the Federative Republic of Brazil before all ministries,

Compra e o Arrendante não vender a Aeronave oportunamente para a Arrendatária com titulo bom e negociável, livre e desembaraçada de quaisquer Ônus (conforme definido na Cláusula 1.1.17 do Anexo B deste instrumento), conforme exigido na Cláusula 5.2(e) do Anexo B deste instrumento (“Evento de Não-Venda do Arrendante”), o Arrendante deverá imediatamente devolver para a Arrendataria no:

[***]

a integralidade do Depósito no valor de USD $[***] (“Devolução do Pagamento pelo Arrendante”).”

(e)           A Cláusula 6 do Arrendamento fica neste ato alterada com a inclusão da seguinte redação como nova Cláusula 6.4:

“A partir (i) da ocorrência de um Evento de Não-Venda do Arrendante e (ii) do recebimento pela Arrendatária do Arrendante da Devolução do Pagamento pelo Arrendante, a Arrendatária concorda:

(i)            (I) em facilitar, agilizar e cooperar com o Arrendante e o Agente Administrativo para assegurar o desregistro da Aeronave do RAB, e (II) adotar toda e qualquer medida razoavelmente solicitada por escrito pelo Agente Administrativo e exigida ou aconselhável com relação a qualquer exportação da Aeronave para fora do Brasil para um local de devolução especificado pelo Agente Administrativo, inclusive, apresentar-se na República Federativa do Brasil perante agencies, offices, subdivisions and departments thereof, including, without limitation, the Ministry of Aeronautics, ANAC, the Brazilian Company of Airport Infrastructure (INFRAERO), the Central Bank of Brazil, the Foreign Trade Department of Banco do Brasil S.A. (DECEX), Registry of Deeds and Documents (RTD), the Brazilian tax and customs authorities, and the Brazilian Federal Revenue (RFB).

(ii)           upon the reasonable request of the Administrative Agent, to sign any document, petition, request, notice, consent, receipt, release, amendment or any other document, each in form and substance reasonably satisfactory to Lessee and necessary or advisable in furtherance of the matters set forth in paragraph (i) above.”

(f)            Clause 9.3 of the Lease is hereby amended (i) by deleting the date “December 15, 2011”, and inserting in lieu thereof the words “January 15, 2012, and the purchase of the Aircraft is completed, in accordance herewith, not later than thirty (30) days after such Purchase Option is exercised”, and (ii) by adding the following immediately after the current last sentence of such section:

“Notwithstanding the foregoing, the Lessor Return Payment shall be paid promptly by Lessor to Lessee after Lessee has received notice that a Lessor Non-Sale Event has occurred.”

(g)           Clause 9.5 of the Lease, which begins with the words “In order to exercise”, is hereby amended (i) by deleting the date “December 15, 2011” in each of the two places todos os ministerios, órgãos, escritórios, subdivisões e departamentos dos mesmos, incluindo, sem limitação, o Ministério da Aeronáutica, ANAC, a Empresa Brasileira de Infra-Estrutura Aeroportuária (INFRAERO), o Banco Central do Brasil, o Departamento de Comércio Exterior do Banco do Brasil SA (DECEX), o Registro de Títulos e Documentos (RTD), as autoridades tributárias e aduaneiras brasileiras, e a Receita Federal do Brasil (RFB).

(ii)           após solicitação razoável do Agente Administrativo, assinar qualquer documento, petição, pedido, aviso, consentimento, recebimento, liberação, alteração ou qualquer outro documento, cada um em forma e substância razoavelmente satisfatória para a Arrendatária e necessários ou aconselháveis para o cumprimento das matérias estabelecidas no parágrafo (i) acima.”

(f)            A Cláusula 9.3 do Arrendamento fica neste ato alterada (i) pela exclusão da data “15 de dezembro de 2011”, e inserção em seu lugar das palavras “15 de janeiro de 2012, e a aquisição da Aeronave esteja completa, nos termos deste instrumento, em prazo não superior a 30 (trinta) dias a partir do exercício de tal Opção de Compra”, e pela inclusão da seguinte redação imediatamente após a última frase atual de tal cláusula:

“Não obstante o acima exposto, a Devolução do Pagamento pelo Arrendante deverá ser paga imediatamente pelo Arrendante para a Arrendataria após o recebimento pelo Arrendantária da notificação de que um Evento de Não-Venda do Arrendante ocorreu.”

(g)           A Cláusula 9.5 do Arrendamento, que se inicia com as palavras “Para exercer”, fica neste ato alterada (i) pela exclusão da data “15 de dezembro de 2011” em cada um dos dois lugares onde ela aparece, e inserção em seu lugar, da data “15 de janeiro de 2012”, e where it appears, and inserting in lieu thereof, in both such places, the date “January 15, 2012”, and (ii) by adding after the second such reference, the words “or if the Lessee has not completed its purchase of the Aircraft, in accordance herewith, within thirty (30) days after such Purchase Option is exercised”.

(h)           The second Clause 9.5 of the Lease, which begins with the words “Lessor shall be fully responsible”, is hereby amended by deleting the designation of “9.5” and re-designating the clause as “9.6”.

(i)            Clause 9 of the Lease is hereby amended by adding the following as new Clause 9.7:

“9.7 Any sale and purchase of the Aircraft, as provided for in this Article 9, shall be effected through the use of a customary escrow arrangement, to be reasonably satisfactory to each of Lessor, Lessee and the Administrative Agent, pursuant to which, among other things, each party (i) shall deposit with the escrow agent all documents, duly executed by such party, to be delivered by such party at or coincident with such sale and purchase, and (ii) shall irrevocably instruct the escrow agent to release and deliver such documents to the other parties upon confirmation of the receipt of all payments to be made in connection with such sale and purchase.”

(j)            Clause 14 of the Lease is hereby amended by adding the following as new Clause 14.4:

“14.4 Upon the occurrence of a Lessor Non-Sale Event, and so long as (i) Lessee has confirmed receipt of the Lessor Return Payment and (ii) any and all actions requested by Lessor or the Administrative Agent, as the

(ii) pela inclusão, após a segunda referência, das palavras “ou caso a Arrendatária não tenha completado sua aquisição da Aeronave, nos termos deste instrumento, dentro de 30 (trinta) dias após o exercício de tal Opção de Compra.

(h)           A segunda Cláusula 9.5 do Arrendamento, que se inicia com as palavras “o Arrendante será totalmente responsável”, fica neste ato alterada pela exclusão da designação de “9.5” e re-designacão da cláusula como “9.6”.

(i)            A Cláusula 9 do Arrendamento fica neste ato alterada pela inclusão da seguinte redação como nova Cláusula 9.7:

“9.7 Qualquer venda e aquisição da Aeronave, conforme previsto nesta Cláusula 9, deverá ser efetuada por meio da utilização de um acordo de depósito usual, a ser razoavelmente satisfatória para o Arrendante, a Arrendatária e o Agente Administrativo, através do qual, dentre outras coisas, cada parte deverá (i) depositar junto ao agente depositário todos os documentos, devidamente assinados por tal parte, a serem entregues por tal parte ou juntamente com tal venda e aquisição, e (ii) instruir de maneira irrevogável o agente depositário para liberar e entregar tais documentos para as outras partes após a confirmação do recebimento de todos os pagamentos a serem feitos com relação a tal venda e aquisição.”

(j)            A Cláusula 14 do Arrendamento fica neste ato alterada com a inclusão da seguinte redação como nova Cláusula 14.4:

“14.4 Na ocorrência de um Evento de Não-Venda do Arrendante, e tão logo (i) a Arrendatária tenha confirmado o recebimento da Devolução do Pagamento pelo Arrendante e (ii) todas e quaisquer medidas solicitadas pelo Arrendante ou pelo Agente Administrativo, case may be, pursuant to Clause 6.4 hereof have been performed, the obligations of Lessee under this Amendment will be terminated.”

(j)            Attachment A to the Lease is hereby amended by deleting in the “Date” line, as it appears at the head of that attachment, the year designation of “2011” and inserting in lieu thereof the designation “201  ”.

(k)           Attachment B to the Lease, the form of Aircraft Purchase Agreement, is hereby amended by deleting in the caption thereof, on page 1, the year designation of “2011” and inserting in lieu thereof the designation “201    ”.

(l)            Attachment B to the Lease is further amended by deleting, in Clause 1.1.10 thereof, the date “December 15, 2011” and inserting in lieu thereof the words “the date that is 30 days from and after the date upon which Purchaser exercises its Purchase Option in respect of the Aircraft under and in accordance with, and as defined in, Clause 9 of the Lease Agreement”.

(m) Attachment B to the Lease is further amended by deleting, in Clause 5.2(a) thereof, the date “December 15, 2011” and inserting in lieu thereof the words “the date that is 30 days from and after the date upon which Purchaser exercises its Purchase Option in respect of the Aircraft under and in accordance with, and as defined in, Clause 9 of the Lease Agreement”.

(n)           Attachment B to the Lease is further amended by deleting, in Exhibit I attached thereto, the year designation of “2011”, in each of the two places where it appears, and inserting in lieu thereof, in both such places, the designation “201    ”.

conforme o caso, conforme a Cláusula 6.4 deste contrato, tenham sido realizadas, as obrigações da Arrendatária neste Aditivo estarão rescindidas.”

(j)            O Anexo A do Arrendamento fica neste ato alterado pela exclusão na linha da “Data”, como aparece no inicio do referido anexo, da designação do ano de “2011” e inserir em seu lugar da designação “201  ”.

(k)           O Anexo B do Arrendamento, o modelo do Contrato de Compra de Aeronave, fica neste ato alterado pela exclusão no subtítulo do mesmo, na página 1, da designação do ano de “2011:” e inserção em seu lugar da designação “201    ”.

(l)            O Anexo B do Arrendamento fica ainda alterado pela exclusão na Cláusula 1.1.10 do mesmo, da data “15 de dezembro, 2011” e inserção em seu lugar das palavras “a data correspondente a 30 dias a partir e depois da data a partir da qual o Comprador exerça sua Opção de Compra em relação à Aeronave nos termos e de acordo com, e conforme definido na, Cláusula 9 do Contrato de Arrendamento”.

(m) O Anexo B do Arrendamento fica ainda alterado pela exclusão, na Cláusula 5.2 (a), da data “15 de dezembro de 2011” e inserção em seu lugar das palavras “a data correspondente a 30 dias a partir e depois da data a partir da qual o Comprador exerça sua Opção de Compra em relação à Aeronave nos termos e de acordo com, e conforme definido na, Cláusula 9 do Contrato de Arrendamento”.

(n)           O Anexo B do Arrendamento fica ainda alterado pela exclusão, no Anexo I do mesmo, da designação do ano de “2011”, em cada um dos dois lugares onde ela aparece, e inserção em seu lugar, em ambos os lugares, da designação “201    ”.

(o)           Attachment B to the Lease is further amended by deleting, in Exhibit 3 attached thereto, the year designation of “2011”, in each of the three places where it appears, and inserting in lieu thereof, in all three such places, the designation 201   ”.

SECTION 3. TIME OF EFFECTIVENESS.

This Amendment shall become effective on and as of the date hereof.

SECTION 4. LEASE TO REMAIN IN FULL FORCE AND EFFECT.

Except as amended hereby, the Lease shall remain in full force and effect, and is hereby ratified, adopted, and confirmed in all respects.  All references in the Lease to “herein,” or words of like import, and all references to the Lease in any agreement or document shall hereafter be deemed to refer to the Lease as amended hereby.

SECTION 5. SEVERABILITY.

Any provision of this Amendment held to be invalid, illegal, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provisions hereof; and the invalidity, illegality, or unenforceability of a particular provision in a particular jurisdiction shall not affect the validity, legality, or enforceability of such provision in any other jurisdiction.

(o)           O Anexo B do Arrendamento fica ainda alterado pela exclusão, no Anexo 3 do mesmo, da designação do ano de “2011”, em cada um dos três lugares onde ela aparece, e inserção em seu lugar, da designação “201  ”.

CLÁUSULA 3.  PRAZO DE VALIDADE.

Este Aditivo tornar-se-á válido nesta e a partir desta data.

CLÁUSULA 4. ARRENDAMENTO A PERMANECER EM PLENO VIGOR E EFEITO.

Com exceção das alterações aqui realizadas, o Arrendamento deverá permanecer em pleno vigor e efeito, e é neste ato ratificado, adotado, e confirmado em todos os aspectos.  Todas as referências no Arrendamento a “neste instrumento”, ou palavras de significado semelhante, e todas as referências ao Arrendamento em qualquer contrato ou documento deverão ser consideradas como referências an Arrendamento, conforme alterado por este instrumento.

CLÁUSULA 5. DIVISIBILIDADE DAS DISPOSIÇÕES.

Qualquer disposição deste Aditivo considerada inválida, ilegal ou inexeqüível em qualquer jurisdição deverá, perante tal jurisdição, ser ineficaz na medida de referida invalidade, ilegalidade ou inexeqüibilidade, sem afetar a validade, legalidade e exeqüibilidade das disposições remanescentes deste instrumento; e a invalidade, ilegalidade ou inexeqüibilidade de uma disposição especial em uma jurisdição especial não deverá prejudicar a validade, legalidade ou exeqüibilidade da referida disposição em qualquer outra jurisdição.

SECTION 6. HEADINGS.

The section headings and captions in this Amendment are for convenience of reference only, and will not define or limit any of the terms or provisions hereof.

SECTION 7. GOVERNING LAW.

This Amendment shall, in all respects, be governed by and construed in accordance with the laws of Brazil, without giving effect to the principles of conflict of laws thereof that would permit or require the application of the law of any other jurisdiction.

SECTION 8. COUNTERPARTS.

This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts, taken together, shall constitute one and the same instrument.  For the purposes hereof, a facsimile or electronie copy of a party’s signature printed by a receiving facsimile machine or printer shall be deemed an original signature.  If duly requested, the manually-executed original documents shall be promptly delivered.

SECTION 9. SUCCESSORS AND ASSIGNS.

This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Lease to be duly executed by their respective duly authorized officers, in the presence of the

CLÁUSULA 6. CAPUT.

Os títulos das cláusulas e itens deste Aditivo são apenas para fácil referencia, e não definirão ou limitarão quaisquer dos termos ou disposições deste instrumento.

CLÁUSULA 7. LEI DE REGÊNCIA.

O presente Aditivo, em todos os aspectos, deverá ser regido e interpretado de acordo com as leis do Brasil, sem atribuir efeito aos princípios de conflito de leis do mesmo que possam vir a permitir ou exigir a aplicação da lei de qualquer outra jurisdição.

CLÁUSULA 8. VIAS.

O presente Aditivo poderá ser assinado em diversas vias, cada uma das quais deve ser considerada uma via original, e todas as vias, tomadas em conjunto, deverão constituir um único e mesmo instrumento.  Para os fins aqui previstos, uma cópia fac-símile ou eletrônica da assinatura das partes impressa por uma máquina receptora de fax ou uma impressora deverá ser considerada uma assinatura original.  Se devidamente solicitados, os documentos originais assinados a punho deverão ser imediatamente entregues.

CLÁUSULA 9. SUCESSORES E CESIONÁRIOS.

Este Aditivo será vinculante e revertido em beneficio das partes e seus respectivos sucessores e cessionários autorizados.

EM TESTEMUNHO DO QUE, as partes fizeram com que este Aditivo n° 1 ao Arrendamento fosse assinado por seus respectivos diretores devidamente autorizados,

undersigned witnesses, as of the date and year first above written.	na presença das testemunhas abaixo-assinadas, na data e ano mencionados no início deste contrato.

ERICKSON AIR-CRANE INCORPORATED
(Lessor / Arrendante)

/s/ Ana Luisa C. C. Derenusson
Name / Nome: Ana Luisa C. C. Derenusson
Title / Título: Attorney-In-Fact

HRT NETHERLANDS B.V.
(Lessee / Arrendatária)

/s/ Marcio Rocha Mello
Name / Nome: Marcio Rocha Mello
Title / Título:

/s/ Milton Romeu Franke
Name / Nome: Milton Romeu Franke
Title / Título:

CONSENTED AND AGREED TO / CONSENTIRAM E CONCORDARAM:

WELLS FARGO BANK NATIONAL ASSOCIATION
(Administrative Agent / Agente Administrativo)

/s/ Ricardo Coelho
Name / Nome: Ricardo Coelho
Title / Título: Legal representative/Representante legal

WITNESSES / TESTEMUNHAS:

1.	/s/ Mayara Silva Pereira
Name / Nome: Mayara Silva Pereira
ID: 13249377-6

2.	/s/ Rafaela C. Pontes Lopes
Name / Nome: Rafaela C. Pontes Lopes
ID: 53695387-2